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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2003

GENUITY INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-30837 (Commission File Number)	74-2864824 (I.R.S. Employer Identification No.)
225 Presidential Way, Woburn, MA 01801 (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (800) 436-8489

This is Page 1 of 6 Pages.

Exhibit Index appears on page 6

Unless the context requires otherwise, all references herein to "Genuity" or the "Company" shall include Genuity Inc. and its subsidiaries.

ITEM 9. REGULATION FD DISCLOSURE

        On November 27, 2002, Genuity Inc. and certain of its subsidiaries filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Genuity Inc. filed jointly with the following direct and indirect subsidiaries: BBN Advanced Computers Inc., BBN Certificate Services Inc., BBN Instruments Corporation, BBN Telecom Inc., Bolt Beranek and Newman Corporation, Genuity Business Trust, Genuity Employee Holdings LLC, Genuity International Inc., Genuity International Networks Inc., Genuity International Networks LLC, Genuity Solutions Inc., Genuity Telecom Inc., LightStream Corporation and NapNet L.L.C. (collectively, the "Debtors"). The Debtors remain in possession of their assets and properties, which were not sold to Level 3 as described below, as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. Certain subsidiaries of Genuity Inc., consisting principally of international subsidiaries, are not debtors (collectively, the "Non-Debtors") in this bankruptcy proceeding. The Debtors as "debtors-in-possession" continue to operate the Non-Debtor businesses under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

        On July 25, 2003, the Debtors filed with the Court their required consolidated Monthly Operating Statement for the period from May 1, 2003 to May 31, 2003 (the "Monthly Operating Statement") in a form prescribed by the office of the United States Trustee of the Department of Justice for the Southern District of New York. Exhibit 99.1 to this Current Report on Form 8-K contains the text of the Monthly Operating Statement required to be filed with the Court. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

        The Company's informational filings with the Court, including the Monthly Operating Statement, are available to the public at the office of the Clerk of the Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408. The Monthly Operating Statement may be available electronically, for a fee, through the Court's Internet web site at www.nysb.uscourts.gov (Case No. 02-43558).

        Also on November 27, 2002, Genuity Inc. and certain of its subsidiaries (collectively, the "Genuity Sellers") entered into an asset purchase agreement (the "Level 3 Agreement") with Level 3 Communications, Inc. and certain of its subsidiaries (collectively, "Level 3") pursuant to which Level 3 agreed to acquire substantially all of the long-lived assets, customers and operations and assume certain obligations of the Genuity Sellers for up to $242 million in cash subject to adjustment. On January 24, 2003, the Court approved this transaction and on February 4, 2003 the Genuity Sellers and Level 3 consummated the sale. At the closing, the Genuity Sellers received $117 million in cash and an additional $20 million in cash was placed in escrow to cover future potential indemnifications obligations. Level 3 acquired Genuity's operations and assumed substantially all of Genuity's customer relationships, including its domestic contract with America Online, Inc. ("AOL") and certain domestic customer contracts with Verizon. Level 3 also assumed certain of Genuity's significant commercial obligations, including its long-term managed modem agreements with Verizon and Allegiance Telecom, Genuity's circuit commitment with Worldcom/MCI and Genuity's IRU agreement with Qwest. In addition, Level 3 assumed the Company's obligations under each of Genuity's senior executive employment agreements.

        The Company expects that the purchase price under the Level 3 agreement will be adjusted for deposits, prepayments and credit balances under customer agreements assumed and assigned to Level 3, deposits and prepayments under vendor agreements assumed and assigned to Level 3 and a pro-rata portion of 2003 property taxes on properties purchased by Level 3. These adjustments are expected to be finalized by the end of the third quarter of 2003. The Level 3 Agreement also provides that the purchase price may be adjusted downward in the event that Genuity's recurring revenue for December 2002 and January 2003, as calculated in accordance with the Level 3 Agreement, falls below a specified threshold. Level 3 has submitted to Genuity a purchase price adjustment report seeking an adjustment for, among other items, insufficient recurring revenue. Genuity has submitted an objection to Level 3's proposed purchase price adjustment and believes that no adjustment for insufficient recurring revenue is warranted. As provided in the Level 3 Agreement, Genuity and Level 3 are currently trying to resolve all disputes regarding purchase price adjustments. If the parties cannot resolve these disputes, the Level 3 Agreement provides that either party may submit the matter to an arbitrator.

        Genuity Inc. and its subsidiaries are now working to formulate a plan providing for the liquidation of its remaining assets and distribution of the proceeds to creditors. The Non-Debtors, which are not part of the bankruptcy proceedings, are also winding down their operations. Due to uncertainties regarding the potential claims against Genuity and the amount of available proceeds, it is not possible to predict when the liquidation will be completed or how much will be available for distribution to creditors. Genuity believes that its stockholders will not receive any proceeds from the liquidation and that its common stock will have no value in connection with the liquidation.

        The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Statement as it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company or other Debtors, or any other affiliate of the Company. The Monthly Operating Statement was not audited and is in a format prescribed by the office of the United States Trustee of the Department of Justice for the Southern District of New York. However, in the opinion of the Company's management, the information reflects all adjustments necessary for a fair presentation of the results for the period presented in accordance with generally accepted accounting principles for interim financial statements. The Monthly Operating Statement should be read together with the audited consolidated financial statements in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 13, 2003 pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Statement is complete. The Monthly Operating Statement also contains information for periods, which are shorter or otherwise different from those required in the Company's reports pursuant to the Exchange Act.

        Certain statements in this Current Report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated in such statements due to a number of factors, including changes arising from the Company's bankruptcy filing and the liquidation and distribution of the Company's remaining assets in bankruptcy.

        Additional factors that may affect the Company's business and financial results are also discussed from time to time in the Company's other filings with the Securities and Exchange Commission, including in the Company's Form 10-K for the year ended December 31, 2001. The forward-looking statements contained in this Current Report speak only as of the time the statements were given, and the Company does not undertake to revise those forward-looking statements to reflect events after the date of this Current Report.

        In accordance with general instruction B.2 of Form 8-K, the information in this Current Report (including exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, as amended or otherwise subject to liabilities of that section. This Current Report will not be deemed an admission as to the materiality of any information contained in this Current Report that is required to be disclosed solely by Regulation FD.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c)
  Exhibits

99.1	Unaudited Monthly Operating Statement for the period from May 1, 2003 to May 31, 2003 filed with the United States Bankruptcy Court for the Southern District of New York.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUITY INC.
By:	/s/ TODD B. BRENTS Todd B. Brents Chief Financial Officer and Controller

Date: July 25, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Monthly Operating Statement for the period from May 1, 2003 to May 31, 2003 filed with the United States Bankruptcy Court for the Southern District of New York.

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